Exhibit 19.4

  Ford Credit Auto Owner Trust 2000-D
  Monthly Servicing Report




  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               5

  I. ORIGINAL DEAL PARAMETERS
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $2,199,977,195.96              161,099

  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $439,000,000.00         7.008%                     June 15, 2002
   Class A-2 Notes                                                  360,000,000.00         7.060%                    April 15, 2003
   Class A-3 Notes                                                  294,000,000.00         7.150%                 December 15, 2003
   Class A-4 Notes                                                  227,000,000.00         7.130%                     July 15, 2004
   Class A-5 Notes                                                  153,000,000.00         7.150%                  January 15, 2005
   Class B Notes                                                     72,724,000.00         7.400%                    April 15, 2005
   Class C Certificates                                              41,557,000.00         7.910%                     July 15, 2005
   Class D Certificates                                              41,557,000.00         9.000%                  October 15, 2005
   Variable Pay Term Note 1                                         490,556,000.00         6.644%                  January 15, 2005
                                                                    --------------
      Total                                                      $2,119,394,000.00








  II. COLLECTIONS

  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $10,866,264.19               $27,309.09          $10,893,573.28
  Repurchased Loan Proceeds Related to                                    9,552.38                     0.00                9,552.38
                                                                          --------                     ----                --------
      Total                                                         $10,875,816.57               $27,309.09          $10,903,125.66

  Servicer Advances:
  Principal Advances                                                         $0.00               $13,080.09              $13,080.09
  Interest Advances                                                   2,124,844.46                 4,705.46            2,129,549.92
                                                                      ------------                 --------            ------------
      Total                                                          $2,124,844.46               $17,785.55           $2,142,630.01

  Principal:
  Principal Collections                                             $42,356,148.71               $86,969.42          $42,443,118.13
  Prepayments in Full                                                20,358,228.20                62,308.40           20,420,536.60
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        588,347.33                     0.00              588,347.33
  Payahead Draws                                                              0.00                 4,331.47                4,331.47
                                                                              ----                 --------                --------
      Total                                                         $63,302,724.24              $153,609.29          $63,456,333.53

  Liquidation Proceeds                                                                                                  $332,083.23
  Recoveries from Prior Month Charge-Offs                                                                                  2,037.90
                                                                                                                           --------
      Total Principal Collections                                                                                    $63,790,454.66

  Principal Losses for Collection Period                                                                                $730,629.18
  Total Regular Principal Reduction                                                                                  $64,200,042.80

  Total Collections                                                                                                  $76,836,210.33







  Ford Credit Auto Owner Trust 2000-D
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               5

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  Total Collections                                                                                                  $76,836,210.33
  Net Swap Receipt                                                                                                             0.00
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  VPTN Issuance Proceeds                                                                                                       0.00
  Accumulation Account Draw                                                                                                    0.00
                                                                                                                               ----
      Total Available for Distribution to Noteholders and                                                            $76,836,210.33

  IV. DISTRIBUTIONS
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $1,611,026.50        $1,611,026.50                $0.00
   Amount per $1,000 of Original Balance               0.76                 0.76                 0.00

  Net Swap Payment                               $92,109.56

                                                                                                                          Change in
  Noteholders Interest:                Amount Due         Amount Paid            Shortfall Carryover Shortfall  Carryover Shortfall
   Class A1 Notes                    $2,563,760.00        $2,563,760.00               $0.00                $0.00              $0.00
   Class A2 Notes                     2,118,000.00         2,118,000.00                0.00                 0.00               0.00
   Class A3 Notes                     1,751,750.00         1,751,750.00                0.00                 0.00               0.00
   Class A4 Notes                     1,348,758.33         1,348,758.33                0.00                 0.00               0.00
   Class A5 Notes                       911,625.00           911,625.00                0.00                 0.00               0.00
   Class B Notes                        448,464.67           448,464.67                0.00                 0.00               0.00
                                        ----------           ----------                ----                 ----               ----
      Total                          $9,142,358.00        $9,142,358.00               $0.00                $0.00              $0.00
  Certificateholders
   Class C Certificates                $273,929.89          $273,929.89               $0.00                $0.00              $0.00
   Class D Certificates                 311,677.50           311,677.50                0.00                 0.00               0.00
                                        ----------           ----------                ----                 ----               ----
      Total                            $585,607.39          $585,607.39               $0.00                $0.00              $0.00
  Variable Pay Term Note
   Variable Pay Term Note 1          $1,208,795.85        $1,208,795.85               $0.00                $0.00              $0.00
   Variable Pay Term Note 2                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 3                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 4                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 5                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 6                  $0.00                $0.00               $0.00                $0.00              $0.00
                                             -----                -----               -----                -----              -----
      Total                          $1,208,795.85        $1,208,795.85               $0.00                $0.00              $0.00
  Total Note Interest:              $10,351,153.85       $10,351,153.85               $0.00                $0.00              $0.00
  Total Note and Certificate        $10,936,761.24       $10,936,761.24               $0.00                $0.00              $0.00

  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Regular Principal Distribution Amount     83,917,965.69
                                             -------------
      Principal Distribution Amount         $83,917,965.69









  Ford Credit Auto Owner Trust 2000-D
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               5

  Noteholder Principal
   Class A1 Notes                                                 $0.00
   Class A2 Notes                                                  0.00
   Class A3 Notes                                                  0.00
   Class A4 Notes                                                  0.00
   Class A5 Notes                                                  0.00
   Class B Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                                   $0.00
  Certificateholder Principal
   Class C Certificates                                           $0.00
   Class D Certificates                                            0.00
                                                                   ----
      Total Certificate Principal Paid                            $0.00
  Variable Pay Term Note Distributions:
   Variable Pay Term Note 1                              $64,196,313.03
   Variable Pay Term Note 2                                       $0.00
   Variable Pay Term Note 3                                       $0.00
   Variable Pay Term Note 4                                       $0.00
   Variable Pay Term Note 5                                       $0.00
   Variable Pay Term Note 6                                       $0.00
                                                                  -----
      Total Variable Pay Term Note Principal Paid        $64,196,313.03
  Total Note and Certificate Principal Paid:             $64,196,313.03

  Deposit to Reserve                                              $0.00
  Collections Released to Servicer                                $0.00
  Deposit to Accumulation Account                                 $0.00
  Total Available for Distribution                       $76,836,210.33
  Deposit to Accumulation Account                        $76,836,210.33

  V. DISTRIBUTION PER $1,000 OF ORIGINAL
                                                           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                                $0.00                   $5.84                    $5.84
  Class A2 Notes                                                 0.00                    5.88                     5.88
  Class A3 Notes                                                 0.00                    5.96                     5.96
  Class A4 Notes                                                 0.00                    5.94                     5.94
  Class A5 Notes                                                 0.00                    5.96                     5.96
  Class B Notes                                                  0.00                    6.17                     6.17
                                                                 ----                    ----                     ----
      Total Notes                                               $0.00                   $5.91                    $5.91

  Class C Certificates                                          $0.00                   $6.59                    $6.59
  Class D Certificates                                           0.00                    7.50                     7.50
                                                                 ----                    ----                     ----
      Total Certificates                                        $0.00                    $7.05                   $7.05

  Variable Pay Term Note 1                                    $130.86                   $2.46                  $133.33
  Variable Pay Term Note 2                                      $0.00                   $0.00                    $0.00
  Variable Pay Term Note 3                                      $0.00                   $0.00                    $0.00
  Variable Pay Term Note 4                                      $0.00                   $0.00                    $0.00
  Variable Pay Term Note 5                                      $0.00                   $0.00                    $0.00
  Variable Pay Term Note 6                                      $0.00                   $0.00                    $0.00
                                                                -----                   -----                    -----
      Total Variable Pay Term Notes                            $32.69                   $0.62                   $33.31

  Total Notes and Certificates:                                $30.29                   $5.16                   $35.45










  Ford Credit Auto Owner Trust 2000-D
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               5



  VI. POOL BALANCE AND PORTFOLIO INFORMATION
                                                  Beginning of Period                                End of Period
                                                     Balance       Pool Factor                       Balance       Pool Factor
  Aggregate Balance of Notes                $1,764,057,775.87       0.8663140                $1,699,861,462.84      0.8347877
  Class A1 Notes                               439,000,000.00       1.0000000                   439,000,000.00      1.0000000
  Class A2 Notes                               360,000,000.00       1.0000000                   360,000,000.00      1.0000000
  Class A3 Notes                               294,000,000.00       1.0000000                   294,000,000.00      1.0000000
  Class A4 Notes                               227,000,000.00       1.0000000                   227,000,000.00      1.0000000
  Class A5 Notes                               153,000,000.00       1.0000000                   153,000,000.00      1.0000000
  Class B Notes                                 72,724,000.00       1.0000000                    72,724,000.00      1.0000000
  Class C Certificates                          41,557,000.00       1.0000000                    41,557,000.00      1.0000000
  Class D Certificates                          41,557,000.00       1.0000000                    41,557,000.00      1.0000000
  Variable Pay Term Note 1                     218,333,775.87       0.4450741                   154,137,462.84      0.3142097
  Variable Pay Term Note 2                               0.00       0.0000000                             0.00      0.0000000
  Variable Pay Term Note 3                               0.00       0.0000000                             0.00      0.0000000
  Variable Pay Term Note 4                               0.00       0.0000000                             0.00      0.0000000
  Variable Pay Term Note 5                               0.00       0.0000000                             0.00      0.0000000
  Variable Pay Term Note 6                               0.00       0.0000000                             0.00      0.0000000
                                                         ----       ---------                             ----      ---------
      Total                                 $1,847,171,775.87       0.8715566                $1,782,975,462.84      0.8412666

  Portfolio Information
  Weighted Average Coupon (WAC)                         8.07%                                            8.07%
  Weighted Average Remaining Maturity                   43.00                                            42.10
  Remaining Number of Receivables                     145,676                                          143,603
  Portfolio Receivable Balance              $1,933,231,804.55                                $1,869,031,761.75



  VII. OVERCOLLATERALIZATION INFORMATION
  Specified Overcollateralization Amount                                                                              $7,690,431.64
  Specified Credit Enhancement Amount                                                                                $18,690,317.62
  Yield Supplement Overcollateralization Amount                                                                      $98,087,519.93
  Target Level of Overcollateralization                                                                             $105,777,951.57

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  Beginning Reserve Account Balance                                                                                  $10,999,885.98
  Specified Reserve Account Balance                                                                                   10,999,885.98
  Reserve Release Amount                                                                                                       0.00
  Reserve Account Draws                                                                                                        0.00
  Reserve Account Deposits Made                                                                                                0.00
                                                                                                                               ----
  Ending Reserve Account Balance                                                                                     $10,999,885.98
  Change in Reserve Account Balance                                                                                           $0.00

  IX. RECONCILIATION OF ACCUMULATION ACCOUNT

  Beginning Accumulation Account Balance                                                                                      $0.00
  Deposit to Accumulation Account                                                                                              0.00
  Release of Accumulated Balance                                                                                               0.00
                                                                                                                               ----
  Ending Accumulation Account Balance                                                                                         $0.00






  Ford Credit Auto Owner Trust 2000-D
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               5



  X. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY


  Liquidation Proceeds                                                                                                  $332,083.23
  Recoveries from Prior Month Charge-Offs                                                                                 $2,037.90
  Total Losses for Collection Period                                                                                    $801,417.91
  Charge-off Rate for Collection Period                                                                                       0.29%




  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                           985                $13,125,188.13
  61-90 Days Delinquent                                                                           143                 $1,913,965.31
  91-120 Days Delinquent                                                                           30                   $426,257.73
  Over 120 Days Delinquent                                                                         25                   $396,435.10

  Repossesion Inventory                                                                           110                 $1,646,209.79


  Ratio of Net Losses to the Average Pool
  Second Preceding Collection Period                                                                                        0.1216%
  Preceding Collection Period                                                                                               0.2482%
  Current Collection Period                                                                                                 0.2950%
  Three Month Average                                                                                                       0.2216%

  Ratio of 60+ Delinquent Contracts to Outstanding
  Second Preceding Collection Period                                                                                        0.0750%
  Preceding Collection Period                                                                                               0.0954%
  Current Collection Period                                                                                                 0.1379%
  Three Month Average                                                                                                       0.1028%








  Ford Credit Auto Owner Trust 2000-D
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               5

  Worksheet Information

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $3,810,587.54                    $42,381.19
  New Advances                                                                           2,103,144.70                     17,683.91
  Servicer Advance Recoveries                                                            1,528,501.44                     11,843.77
                                                                                         ------------                     ---------
  Ending Servicer Advances                                                              $4,385,230.80                    $48,221.33

  Current Month Interest Advances for Prepaid Loans                                        $21,699.76                       $101.64

  Payahead Account
  Beginning Payahead Account Balance                                                                                     $37,964.41
  Additional Payaheads                                                                                                    91,295.24
  Payahead Draws                                                                                                          68,045.24
                                                                                                                          ---------
  Ending Payahead Account Balance                                                                                        $61,214.41


